26. Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

26.	Commitments and Contingencies

(a)	Commitments

Product Warranties —The Group offers the industry standard warranty up to 25 years for its PV panels and industry standard five to ten years on inverter and balance of system components. Due to the warranty period, the Group bear the risk of warranty claims long after the Group has shipped product and recognized revenue. In the Group’s cable, wire and mechanical assemblies business, the Group’s historically warranty claims have not been material. In the Group’s solar PV business, the greatest warranty exposure is in the form of product replacement.

During the quarter ended September 30, 2007 and continuing through the fourth quarter of 2010, the Group installed own manufactured solar panels. Since 2011, due to the absence of historical material warranty claims and identical warranty terms, the Group has not recorded any additional warranty provision relating to solar energy systems sold. PV construction contracts entered into during the recent years included provisions under which the Group agreed to provide warranties to the customers. The warranty the Group offers to its customers is identical to the warranty offered to the Group by its suppliers, therefore, the Group passes on all potential warranty exposure and claims, if any, with respect systems sold by the Group to its suppliers. Since the Group do not have sufficient historical data to estimate its exposure, the Group have looked to its own historical data in combination with historical data reported by other solar system installers and manufacturers. Due to the absence of historical material warranty claims, the Group has not recorded a material warranty accrual related to solar energy systems as of December 31, 2018 and 2017.

Operating leases — The Group leases offices, facilities and vehicles under various operating leases, some of which contain escalation clauses. Rental expenses under operating leases included in the statement of operations were $1,133, $1,301 and$1,210 from continuing operations for the years ended December 31, 2018, 2017 and 2016 respectively.

Future minimum payments under non-cancelable operating leases are as follows as of December 31, 2018:

2019	$528
2020	463
2021	284
2022	84
2023	84
Thereafter	1,266
$2,709

Capital commitments —As of December 31, 2018 and 2017, the Group had capital commitments of approximately $6,617 and $22,071, respectively, from continuing operations. These capital commitments were solely related to contracts signed with vendors for procurement of services or PV related products used for the construction of solar PV systems being developed by the Group.

The capital commitments as at balance sheet dates disclosed above do not include those incomplete acquisitions for investment and business as at balance sheet dates as the agreements could either be terminated unconditionally without any penalty or cancelable when the closing conditions as specified in the agreements could not be met.